[The Korea Fund, Inc. logo]

The Korea Fund, Inc.

Semiannual Report

December 31, 2001

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment in Korean securities

Investment Characteristics

• investments in a broad spectrum of Korean industries

• closed-end investment company

• first United States investment company authorized to invest in Korean securities

• a vehicle for international diversification through participation in the Korean economy

• a vehicle providing investments in some less liquid Korean opportunities

General Information

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank, N.A. - Seoul office

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - KF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Directors and Officers

<Click Here> Privacy Statement

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

After languishing throughout the first 10 months of 2001, Korea's stock market soared during the year's final quarter. The KOSPI Index hit a low of 468.76 on September 17 amid a sharp sell-off in global equities but subsequently surged more than 43 percent to 674.56 on November 26. The index finished the year at 37.47 percent, representing a gain of 65.00 percent in local currency terms (70.26 percent in U.S. dollars) during 2001. This performance was the best by a wide margin in comparison with other Asian equity markets and was one of the best in dollar terms in the world.

Over the six-month reporting period ended December 31, the index posted a gain of 16.56 percent. In comparison, the net asset value (NAV) total return of the Korea Fund was 23.16 percent.1 Its share price - quoted on the NYSE - returned 23.92 percent to close at $13.00 per share, representing a discount of 18.2 percent to NAV. Our emphasis on fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios, and promising prospects for long-term profit growth continues to generate strong performance for the fund.

1 To obtain daily and net asset information, please contact us at 1-800-349-4281 or cef.scudder.com.

Fundamentals, Valuations Support Korean Market

Korea was in a favorable position to benefit from the rally that lifted global equities in the wake of the post-September 11 sell-off. The country's market offered extremely attractive valuations in relation both to its own history and to other markets in the region, despite the distinct improvement in investment fundamentals that has taken place during the past three years. As the disconnect between valuations and fundamentals became apparent, investors pounced on the opportunity to purchase Korean stocks once the outlook for the global economy began to brighten during the fourth quarter.

The improvement in Korea's fundamentals has occurred on many fronts. First, it appears that the global semiconductor cycle is bottoming. During 2000 and most of 2001, DRAM (memory chip) prices plummeted as demand for tech products slackened. This was significant for Korea, since memory chips make up a significant portion of its export base. As the fourth quarter progressed, however, the uptick in the global economy led to increased optimism regarding the outlook for the sector. This notion was confirmed when Korean semiconductor companies raised DRAM prices several times during December. News of the price increases provided a significant boost to technology stocks in the Korean stock market, whose performance has been closely tied to the fluctuations in DRAM prices over time.

Investors were also encouraged by signs of improvement within the domestic economy. Holiday sales were strong, indicating an uptick in consumer confidence. In addition, inventories fell and industrial production rose. This news, in turn, led to an increase in consensus estimates for corporate earnings growth in 2002 and 2003, making investors more willing to pay higher earnings multiples for Korean companies.

From a longer-term standpoint, Korean stocks continue to receive a boost from the adoption of Western-style management practices, a growing orientation toward shareholders, and better transparency. The government is also supporting continued improvements in corporate governance, as illustrated by the recent court decision supporting shareholders in a lawsuit against the directors of Samsung Electronics. Korea's embrace of positive change in the wake of the 1997-1998 crisis has put it far ahead of other Asian countries (particularly Japan) in the area of management practices. This has enabled Korean companies to better withstand the recent economic downturn and, in many cases, to turn a profit in an unfavorable environment. These favorable underlying changes have provided a boost to the relative performance of Korea's market in recent years and, in our view, should continue to do so in the years ahead.

Fund Takes Advantage of an Improved Environment

The fund has been well-positioned to take advantage of the surge in Korean equities. After carrying a larger than normal cash position through most of 2001, we began adding blue chip shares in the wake of September 11 and subsequently maintained our positions as the market rallied. The fund, which is now fully invested, was therefore able to participate in the market's strong gains. This proved to be a substantial positive for performance.

The fund is currently overweight in technology and telecommunications, as well as in financials and domestic consumption plays. Our #1 and #3 positions are Samsung Electronics and SK Telecom. Although Samsung - a global leader in technology products - has performed exceptionally well of late, we believe the company is still attractively valued in comparison with its global peers. Samsung has benefited not only from rising DRAM prices, but also from its success in its consumer electronics businesses. As a global company, Samsung has been able to leverage its price and technology advantages to increase its market share and take business away from its competitors. It is also improving its corporate governance practices, an area that has been troublesome in the past. Overall, we believe the future for Samsung remains bright. SK Telecom has also done well for the fund in recent months, as it has increased its market share substantially and is benefiting from consumers' adoption of "2.5 G" - the new generation of cell phones that can receive data transmissions in addition to voice. This service has proven very popular among the younger generation, providing a boost to SKT's earnings.

In the financial sector, fund performance has been helped by the merger of Korea's two largest banks, Kookmin Bank and Housing and Commercial Bank, on October 31, 2001. The combined company has successfully distinguished itself from other banks in the region by employing a Western style of management, as its operations are very transparent and shareholder-oriented. This practice is spreading to other companies in the sector, making Korean financial companies extremely attractive both on an absolute basis and in relation to their Asian counterparts. The fund is overweight in this area.

The fund is also overweight in retailers, where top holdings include LG Home Shopping and Hyundai Department Stores, both of which are experiencing strong revenue growth and are benefiting from the growing consumer confidence. Meanwhile, the fund remains underweight in slower-growth areas such as steel, autos, machinery, and chemicals.

Risks Remain, But Overall Outlook Is Bright

Looking ahead, the outlook for Korean equities is not without risk. First, the Japanese yen continues to weaken. From a recent high of 116.38 yen/$ on September 20, the currency fell to 131.66 by year-end. Many experts think the currency could fall as low as 150 before it bottoms out. This scenario might be seen as a negative for Korea's economy, since it would challenge the competitiveness of exporters in relation to their Japanese peers. However, our view is that a falling yen does not represent the threat it once did. Korea's economy is much more diversified than it was 10 or 20 years ago, when the bulk of its exports were commodity-oriented (and thus more price-sensitive). Today, Korea's economy is more diverse and is also more competitive with Japan's. Another, though less significant issue is the local elections that will be held at midyear. As is always the case when elections are held, this could lead to some uncertainty that disrupts the market. Finally, while valuations in Korea remain attractive, stocks are not as cheap as they were three months ago.

Overall, however, we are encouraged by the significant structural changes that have taken place in Korea, as well as by the shorter-term trends that have unfolded in the global economy. If the U.S. economy recovers in 2002 - as many expect it will - this will be an additional positive for the Korean economy and stock market. Although global markets may not be fully past the difficulties that have plagued stock price performance over the past two years, we continue to believe that Korea is well-positioned to prosper in the years ahead.

Sincerely,
/s/ Nicholas Bratt
/s/ Juris Padegs

Nicholas Bratt President and Director	Juris Padegs Chairman of the Board and Director

Other Information

Investment Manager

The investment manager of The Korea Fund, Inc. is Zurich Scudder Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., which are traded on the New York Stock Exchange.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of the Manager, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with the Manager under the Investment Company Act of 1940 and, therefore, a termination of those agreements, the Manager intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Korean Advisor

Zurich Scudder Investments Korea Limited, a wholly-owned subsidiary of the Manager, registered under the U.S. Investment Advisers Act of 1940, acts as Korean advisor to Zurich Scudder Investments, Inc., the fund's investment manager.

Zurich Scudder Investments Korea Limited provides investment advice, research, and assistance to the Manager. The staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

A Team Approach to Investing

The Korea Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager John J. Lee has set fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Portfolio Manager Nicholas Bratt has been a member of the fund team since since inception of the fund in 1984, and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Portfolio Management Group.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 33.

Net Asset Value

The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's. As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the fund and other Scudder-managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Zurich Scudder Investments, Inc. banner.

Amendment of the By-Laws

Effective April 4, 2001, the fund's By-Laws were amended to provide that after expiration of the terms of office specified for the Directors elected at such 1998 annual meeting, the Directors of each class shall serve for terms of three years, or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred, and until their successors are elected and have qualified.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as Zurich Scudder believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the semi-annual period ended December 31, 2001, 75,000 fund shares were purchased by the fund.

Investment Summary as of December 31, 2001

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)		Index (b)		Index (c)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	44.08	-	45.25	-	43.63	-	44.62	-
One Year	41.32	41.32	42.71	42.71	32.39	32.39	37.47	37.47
Three Year	63.60	17.83	93.00	24.50	13.05	4.17	23.33	7.24
Five Year	4.08	.80	39.64	6.91	-31.83	-7.38	6.52	1.27
Ten Year	39.93	3.42	104.81	7.43	-34.23	-4.10	13.55	1.28

Per Share Information and Returns (a)
	Yearly periods ended December 31

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Net Asset Value ($)	10.62	16.64	20.65	20.04	13.55	4.44	9.59	23.13	12.79	15.89
Income Dividends ($)	.04	.01	-	.06	-	-	-	-	.17	.01
Capital Gains Distributions ($)	.20	-	.15	.36	.60	-	-	-	-	1.53
Total Return (%)	2.71	56.77	24.84	4.26	-30.01	-66.50	115.99	141.19	-44.24	42.71

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Korea Stock Price Index ("KOSPI") in U.S. Dollars.
(c) Korea Stock Price Index ("KOSPI") in local terms.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries).

Portfolio Summary as of December 31, 2001

Asset Allocation	12/31/01	6/30/01

Common Stocks	88%	81%
Cash Equivalents	1%	9%
Preferred Stocks	8%	6%
Corporate Bonds	3%	3%
Convertible Bonds	-	1%
	100%	100%

Sector Diversification (Sector breakdown of the Fund's equity securities)	12/31/01	6/30/01

Financial	27%	23%
Technology	21%	20%
Communications	17%	18%
Consumer Discretionary	10%	8%
Consumer Staples	7%	7%
Manufacturing	6%	7%
Durables	3%	5%
Metals & Minerals	3%	4%
Utilities	1%	2%
Other	5%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2001 (62.3% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	13.2%
2. Kookmin Bank Provider of commercial banking services	10.9%
3. SK Telecom Co., Ltd. Provider of mobile telecommunications services	10.3%
4. Samsung Fire & Marine Insurance Provider of Insurance products	7.9%
5. LG Home Shopping, Inc. Operator of cable television shopping channel	3.7%
6. Samsung Electro-Mechanics Co., Ltd. Manufacturer of precision electronic parts	3.7%
7. KT Freetel Provider of personal communication services	3.6%
8. Hyundai Department Store Co., Ltd. Operator of department stores and hotels	3.2%
9. Pohang Iron & Steel Co., Ltd. Manufacturer of steel	3.1%
10. Korea Telecom Corp. Provider of telecommunications services	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Common Stocks 87.7%
Communications 16.6%
Cellular Telephone 13.9%
KT Freetel*	877,047	28,578,311
SK Telecom Co., Ltd.	337,990	68,961,797
SK Telecom Co., Ltd. (ADR)	608,135	13,147,879
		110,687,987
Telephone/Communications 2.7%
Korea Telecom Corp. (ADR)	495,050	10,064,367
Korea Telecom Corp.	291,000	11,066,197
		21,130,564
Consumer Discretionary 8.9%
Department & Chain Stores 4.3%
Hyundai Department Store Co., Ltd.	1,176,440	25,615,671
Shinsegae Co., Ltd.	80,003	8,466,248
		34,081,919
Hotels & Casinos 0.9%
Hotel Shilla Co., Ltd.	378,391	2,448,667
Kangwon Land, Inc.	50,000	5,043,776
		7,492,443
Specialty Retail 3.7%
LG Home Shopping, Inc. (c)	490,900	29,375,516
Consumer Staples 5.7%
Alcohol & Tobacco 2.8%
Hite Brewery Co., Ltd.	50,000	2,047,963
Korea Tobacco and Ginseng Corp.	846,000	12,495,166
Korea Tobacco and Ginseng Corp. (GDR)	990,000	7,425,000
		21,968,129
Food & Beverage 2.5%
Cheil Jedang Corp. (c)	99,606	3,753,709
Nam Yang Dairy Products Co., Ltd. (c)	43,390	10,736,011
Nhong Shim Co., Ltd.*	93,601	5,137,900
		19,627,620
Textiles 0.4%
BYC Co., Ltd. (c)	39,530	1,724,453
Tae Kwang Industrial Co., Ltd.	11,760	1,486,228
		3,210,681
Durables 1.1%
Tires
Hankook Tire Co., Ltd.	3,335,275	6,271,891
Nexen Tire Corp.	400,000	2,451,466
		8,723,357
Energy 1.5%
Oil & Gas Production
S-Oil Corp.	454,000	7,569,547
SK Corp.	354,614	4,036,147
		11,605,694
Financial 23.8%
Banks 13.2%
Kookmin Bank (ADR)	1,257,217	48,905,741
Kookmin Bank	994,184	37,693,463
Koram Bank Ltd.*	1,365,000	12,418,538
Shinhan Financial Group Co., Ltd. (GDR)	208,798	5,507,047
		104,524,789
Insurance 7.1%
Oriental Fire & Marine Insurance Co.	211,660	2,046,503
Samsung Fire & Marine Insurance	1,279,625	54,555,767
		56,602,270
Other Financial Companies 3.5%
Dongwon Securities Co., Ltd.*	356,500	2,741,264
Good Morning Securities Co., Ltd.*	1,900,000	8,331,938
Hankang Restructuring Fund* (f)	3,350,000	8,327,179
Kookmin Credit Card Co., Ltd.	100,000	3,806,624
Samsung Securities Co., Ltd.*	130,000	4,735,820
		27,942,825
Health 0.1%
Health Industry Services
LG Household & Health Care Ltd.	51,511	1,133,360
Manufacturing 5.3%
Chemicals 1.3%
Honam Petrochemical Corp.	100,000	1,339,931
LG Chem Investment Ltd.	94,362	589,089
LG Chem Ltd.*	212,486	3,518,516
Samsung Fine Chemicals Co., Ltd.	425,000	4,529,882
		9,977,418
Diversified Manufacturing 2.7%
Anycell, Inc.* (b) (c) (h)	1,250,000	1,903,312
Daeyang E&C Ltd.	893,052	5,568,402
Halla Climate Control Co.	60,000	1,644,461
Hyundai Heavy Industries	475,000	9,149,220
Samsung Heavy Industries Co., Ltd.*	1,120,000	3,201,827
		21,467,222
Electrical Products 0.7%
Hankuk Electric Glass Co., Ltd.	122,000	5,461,439
Machinery/Components/Controls 0.5%
HS R&A Co., Ltd.	200,000	1,108,489
Samsung Climate Control Co., Ltd. (c)	827,630	3,150,476
		4,258,965
Specialty Chemicals 0.1%
Korea Fine Chemical Co.	83,333	1,173,704
Media 1.0%
Advertising 0.2%
Cheil Communications, Inc.	17,000	1,747,240
Cable Television 0.3%
Qrix Networks, Inc.* (b) (h)	120,000	2,283,974
Print Media 0.5%
Woongjin.com Co., Ltd.	800,000	3,696,993
Metals and Minerals 3.2%
Steel & Metals
Aldex Co., Ltd.	500,000	833,651
Pohang Iron & Steel Co., Ltd.	243,430	22,610,171
Pohang Iron & Steel Co., Ltd. (ADR)	72,608	1,669,984
		25,113,806
Service Industries 1.8%
Miscellaneous Commercial Services 1.0%
S1 Corp.	564,270	7,603,791
Miscellaneous Consumer Services 0.8%
Korea Information & Communications Co., Ltd.*	566,000	6,679,102
Technology 17.4%
Computer Software 0.4%
NCsoft Corp.	27,500	3,266,083
Diverse Electronic Products 1.0%
Dae Duck Electronics Co., Ltd.	360,901	3,516,964
Insung Information Co., Ltd.*	721,000	2,074,899
Partners, Inc. (b) (c) (h)	105,579	1,279,026
SE Co., Ltd.* (b) (c) (h)	636,950	1,522,667
		8,393,556
Electronic Components/Distributors 16.0%
Jahwa Electronics Co., Ltd.	234,000	1,514,275
Samsung Electro-Mechanics Co., Ltd. (c)	794,005	26,476,908
Samsung Electronics Co., Ltd.	414,259	87,992,585
Samsung SDI Co., Ltd.	245,306	10,831,936
		126,815,704
Utilities 1.3%
Electric Utilities
Korea Electric Power Corp.	602,000	9,945,487
Total Common Stocks (Cost $444,771,613)		695,991,638

Preferred Stocks 8.0%
Consumer Discretionary 0.5%
Department & Chain Stores 0.5%
Shinsegae Co., Ltd.	55,784	3,609,928
Hotels & Casinos 0.0%
Hotel Shilla Co., Ltd.*	32,070	190,198
Consumer Staples 0.8%
Food & Beverage
Cheil Jedang Corp.* (c)	297,200	5,090,978
Cheil Jedang Corp.* (2nd) (c)	50,335	854,565
Cheil Jedang Corp.* (3rd) (c)	30,201	464,454
Nam Yang Dairy Products Co., Ltd. (c)	1,160	188,108
		6,598,105
Durables 2.0%
Automobiles
Hyundai Motor Co., Ltd. (GDR)*	3,020,000	11,174,000
Hyundai Motor Co., Ltd. (2nd)	738,593	5,173,244
		16,347,244
Energy 0.1%
Oil & Gas Production
S-Oil Corp.	32,040	439,071
Financial 1.7%
Insurance 1.0%
Samsung Fire & Marine Insurance (c)	533,850	7,803,517
Other Financial Companies 0.7%
Dongwon Securities Co., Ltd.	435,000	1,953,940
Dongwon Securities Co., Ltd. (2nd)	211,750	844,743
LG Investment and Securities Co., Ltd.	470,000	2,926,989
		5,725,672
Health 0.1%
Health Industry Services
LG Household & Health Care Ltd.*	46,788	480,882
Manufacturing 0.2%
Chemicals
LG Chem Ltd.*	193,003	1,616,317
Technology 2.6%
Electronic Components/Distributors
Samsung Electro-Mechanics Co., Ltd. (c)	180,000	2,864,104
Samsung Electronics Co., Ltd.	198,201	17,126,619
Samsung SDI Co., Ltd.	34,318	679,306
		20,670,029
Total Preferred Stocks (Cost $42,566,340)		63,480,963

	Principal Amount (g)	Value ($)
Corporate Bonds 3.2%
Consumer Staples 0.0%
Haitai Confectionery Co., 12/31/2002 (b) (i)	135,335,903	71,730
Durables 0.3%
Nexen Tire Corp., 9.5%, 5/27/2002 (b)	3,000,000,000	2,302,548
Financial 1.5%
Korea Exchange Bank, Step-up Coupon, 13.75%, 6/30/2010	U.S.$ 10,000,000	11,225,000
Woori Financial Holdings Co., 5.0%, 7/16/2003 (b)	1,381,510,000	1,020,987
		12,245,987
Manufacturing 0.1%
Dae Young Packaging Co., 2%, due equally 12/31/2007-12/31/2011 (b)	1,000,000,000	526,520
Utilities 1.3%
Korea Electric Power Corp., 6.375%, 12/1/2003	U.S.$ 10,000,000	10,419,900
Total Corporate Bonds (Cost $23,412,602)		25,566,685

Convertible Bonds 0.3%
Durables 0.3%
Tires
Hankook Tire Co., Ltd., Zero Coupon with 5.83% bonus interest at maturity, 12/31/2002 (b) (e)	1,890,000,000	2,078,416
Diverse Electronic Products
S.E. Co., Ltd., 4.0%, with 38.61% bonus interest at maturity, 12/31/2003 (b) (e) (h)	500,000,000	380,662
Total Convertible Bonds (Cost $2,615,645)		2,459,078

	Shares	Value ($)
Warrants 0.0%
Financial 0.0%
Other Financial Companies
Woori Financial (b) (Cost $0)	276,302	-

	Principal Amount (g)	Value ($)
Repurchase Agreements 0.8%
Salomon Smith Barney, 1.75% to be repurchased at $6,156,599 on 1/2/2002 (d) (Cost $6,156,000)	U.S.$ 6,156,000	6,156,000
Total Investment Portfolio - 100.0% (Cost $519,522,200) (a)		793,654,364

* Non-income producing security.
(a) The cost for federal income tax purposes was $520,617,252. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $273,037,112. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $322,281,268 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $49,244,156.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors, amounted to $13,413,713 (1.7% of net assets). The value has been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated value may differ significantly from the value that would have been used had a ready market for the securities existed, and the difference could be material. The cost of the securities at December 31, 2001 aggregated $15,075,870. The securities may also have certain restrictions as to resale.
(c) Affiliated issuers (see notes to the Financial Statements).
(d) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(e) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.
(f) Managed by Zurich Scudder Investments, Inc.
(g) Principal amount stated in Korean won unless otherwise noted. U.S. $ represents United States Dollars.
(h) Included in (b) above are restricted securities with a value which aggregated $7,369,641 (.93% of net assets) at December 31, 2001. No quoted market price exists for these private placement securities. The issuers of these securities have given the Fund a put option, payable on demand. Information concerning such private placement securities at December 31, 2001 is as follows:
Security	Acquisition Date	Cost ($)
Anycell, Inc.	12/22/2000	2,020,774
Partners, Inc. (formerly Brainrush Asia, Inc.)	7/29/2000	1,504,365
Qrix Networks, Inc.	7/28/2000	2,686,367
S.E. Co., Ltd. (convertible bond)	12/22/2000	404,154
S.E. Co., Ltd. (equity)	12/22/2000	1,616,637
		8,232,297

(i) Company in restructuring process, principal only subject to repayment.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value: Unaffiliated issuers (cost $447,440,231)	$ 696,466,560
Affiliated issuers (cost $72,081,969)	97,187,804
Cash	688,419
Foreign currency, at value (cost $3,737,398)	3,693,695
Receivable for proceeds from maturity	1,906,045
Dividends receivable	754,940
Interest receivable	119,080
Total assets	800,816,543
Liabilities
Payable for investments purchased	29,672
Dividends payable	5,992,068
Accrued management fee	585,177
Other accrued expenses and payables	517,222
Total liabilities	7,124,139
Net assets, at value	$ 793,692,404
Net Assets
Accumulated net investment loss	(914,113)
Net unrealized appreciation (depreciation) on: Investments	274,132,164
Won related transactions	(45,145)
Accumulated net realized gain (loss)	(602,326)
Cost of 75,000 shares held in treasury	(745,506)
Paid-in capital	521,867,330
Net assets, at value	$ 793,692,404
Net Asset Value per share ($793,692,404 / 49,933,902 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 15.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2001
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $314,191)	$ 1,347,385
Interest - Unaffiliated issuers (net of foreign taxes withheld of $12,143)	1,934,274
Total Income (net of foreign taxes withheld of $326,334)	3,281,659
Expenses: Management fee	3,273,201
Services to shareholders	7,500
Custodian and accounting fees	556,322
Auditing	91,511
Legal	143,530
Directors' fees and expenses	54,420
Reports to shareholders	79,750
Other	29,120
Total expenses, before expense reductions	4,235,354
Expense reductions	(39,582)
Total expenses, after expense reductions	4,195,772
Net investment income (loss)	(914,113)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,793,992
Won related transactions	127,283
2,921,275
Net unrealized appreciation (depreciation) during the period on: Investments	147,854,145
Won related transactions	15,478
147,869,623
Net gain (loss) on investment transactions	150,790,898
Net increase (decrease) in net assets resulting from operations	$ 149,876,785

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2001	Year Ended June 30, 2001
Operations: Net investment income (loss)	$ (914,113)	$ 8,326,871
Net realized gain (loss) on investment transactions	2,921,275	83,042,424
Net unrealized appreciation (depreciation) on investment transactions during the period	147,869,623	(363,439,925)
Net increase (decrease) in net assets resulting from operations	149,876,785	(272,070,630)
Distributions to shareholders from: Net investment income	-	(9,250,133)
Net realized gains	(5,992,068)	(70,333,447)
Fund share transactions: Reinvestment of distributions	-	108,174
Cost of shares reacquired	(745,506)	-
Net increase (decrease) in net assets from Fund share transactions	(745,506)	108,174
Increase (decrease) in net assets	143,139,211	(351,546,036)
Net assets at beginning of period	650,553,193	1,002,099,229
Net assets at end of period (including accumulated net investment loss of $914,113 at December 31, 2001)	$ 793,692,404	$ 650,553,193
Other Information
Shares outstanding at beginning of period	50,008,902	49,999,999
Shares issued to shareholders in reinvestment of distributions	-	8,903
Shares reacquired	(75,000)	-
Net increase (decrease) in Fund shares	(75,000)	8,903
Shares outstanding at end of period	49,933,902	50,008,902

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2001[a]	2001	2000	1999	1998	1997
Per Share Operating Performance
Net asset value, beginning of period	$ 13.01	$ 20.04	$ 17.72	$ 5.63	$ 13.22	$ 18.52
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.17	.05	.04	.07	.07
Net realized and unrealized gain (loss) on investment transactions	3.02	(5.61)	2.27	12.05	(7.66)	(4.48)
Total from investment operations	3.00	(5.44)	2.32	12.09	(7.59)	(4.41)
Less distributions from: Net investment income	-	(.18)	-	-	-	-
Net realized gains on investment transactions	(.12)	(1.41)	-	-	-	(.60)
Total distributions	(.12)	(1.59)	-	-	-	(.60)
Antidilution (dilution) resulting from the rights offering, repurchases and reinvestment of distributions for shares at value	.00[d]	-	-	-	-	(.29)
Net asset value, end of period	$ 15.89	$ 13.01	$ 20.04	$ 17.72	$ 5.63	$ 13.22
Market value, end of period	$ 13.00	$ 10.58	$ 14.06	$ 14.88	$ 6.31	$ 14.75
Total Return
Per share net asset value (%)[c]	23.16**	(25.01)	13.09	214.74	(57.41)	(24.40)
Per share market value (%)[c]	23.92**	(13.16)	(5.46)	135.64	(57.20)	(26.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	794	651	1,002	886	281	661
Ratio of expenses before expense reductions (%)	1.29*	1.24	1.20	1.36	1.38	1.28
Ratio of expenses after expense reductions (%)	1.28*	1.23	1.19	1.36	1.38	1.28
Ratio of net investment income (loss) (%)	(.14)e**	1.18	.24	.37	.90	.46
Portfolio turnover rate (%)	11*	40	31	10	24	13

a For the six months ended December 31, 2001.
b Based on average shares outstanding during the period.
c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
d Amount is less than $.005 per share.
e The ratio for the six months ended December 31, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 , as amended, (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2001 the exchange rate for Korean Won was U.S. $.00076 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $81,338,674 and $34,402,410, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets, computed and payable monthly. The value of Hankang Restructuring Fund, which is managed by ZSI, has been excluded from the net assets used to calculate the management fee. For the six months ended December 31, 2001, the Manager did not impose a portion of its fee amounting to $39,582, and the portion imposed amounted to $3,233,619 which was equivalent to an annualized effective rate of 0.98% of the Fund's average month-end net assets.

Effective September 10, 2001, Zurich Scudder Investments Korea Limited ("ZSIKL" or the "Korean Advisor") replaced Daewoo Capital Management Co., Ltd. as Korean Advisor. Under the Management Agreement, the Manager pays the Korean Advisor a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of the next $50,000,000 of such net assets, 0.25% of the next $250,000,000 of such net assets, 0.2375% of the next $400,000,000 of such net assets and 0.225% of such net assets in excess of $750,000,000.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended December 31, 2001, the amount charged to the Fund by SISC aggregated $7,500, of which $1,250 is unpaid at December 1, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 2001, the amount charged to the Fund by SFAC aggregated $171,473, of which $30,103 is unpaid at December 31, 2001.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager or the Korean Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of December 31, 2001, four of the Fund's holdings had an ownership limit still in place, Korea Telecom Corp., Korea Tobacco and Ginseng Corp., LG Home Shopping, Inc. and SK Telecom Co., Ltd., all of which had a foreign ownership limit of 49%.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J. P. Morgan Chase & Co. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

G. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates is as follows:

Affiliate	Purchases Cost ($)	Sales Cost ($)	Income ($)*	Value ($)
Anycell, Inc.	-	-	-	1,903,312
BYC Co., Ltd.	-	-	-	1,724,453
Cheil Jedang Corp.	-	-	-	10,163,706
LG Home Shopping, Inc.	-	-	-	29,375,516
Nam Yang Dairy Products Co., Ltd.	-	-	-	10,924,119
Partners, Inc.	-	-	-	1,279,026
S.E. Co., Ltd.	-	-	-	1,522,667
Samsung Climate Control Co., Ltd.	-	-	-	3,150,476
Samsung Electro-Mechanics Co., Ltd.	-	-	-	29,341,012
Samsung Fire & Marine Insurance	-	-	-	7,803,517
	-	-	-	97,187,804

* Net of foreign taxes withheld.

H. In-Kind Dividend

The Fund paid a special 10% in-kind dividend in the form of American Depository Receipts (ADRs) of SK Telecom Co., Ltd. This special in-kind dividend aggregating $70,333,447 was paid on February 28, 2001 to shareholders of record as of the close of business on January 26, 2001. The special in-kind dividend was designated as a long-term capital gain distribution for tax purposes.

I. Share Repurchases

On April 4, 2001, the Fund's Board of Directors approved a share repurchase plan authorizing the Fund to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their NAV. During the six months ended December 31, 2001, the Fund purchased 75,000 shares of common stock on the open market at a total cost of $745,506. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.9%. These shares are held in treasury.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2002

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 13, 2001, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of The Korea Fund, Inc., (the "Fund"), was held on October 3, 2001, at the office of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Nicholas Bratt	31,620,055	948,169
Juris Padegs	31,598,377	969,847
Susan Kaufman Purcell	31,574,291	993,933

Directors and Officers

JURIS PADEGS*

Chairman of the Board and Director

NICHOLAS BRATT*

President and Director

ROBERT J. CALLANDER

Director

KENNETH C. FROEWISS

Director

WILLIAM H. LUERS

Director

RONALDO A. da FROTA NOGUEIRA

Director

SUSAN KAUFMAN PURCELL

Director

KESOP YUN

Director

WILLIAM H. GLEYSTEEN, JR.

Honorary Director

WILSON NOLEN

Honorary Director

ROBERT W. LEAR

Emeritus Founding Director

TAI HO LEE

Emeritus Founding Director

SIDNEY M. ROBBINS

Emeritus Founding Director

JUDITH A. HANNAWAY*

Vice President

JOHN J. LEE*

Vice President

DONG WOOK PARK

Vice President

JOHN MILLETTE*

Vice President and Secretary

KATHRYN L. QUIRK*

Vice President and Assistant Secretary

JOHN R. HEBBLE*

Treasurer

THOMAS LALLY*

Assistant Treasurer

BRENDA LYONS*

Assistant Treasurer

CAROLINE PEARSON*

Assistant Secretary

* Zurich Scudder Investments, Inc.

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:

Zurich Scudder Investments, Attention: Correspondence - Chicago,

P.O. Box 219415, Kansas City, MO 64121-9415.